SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 15, 2004

                (Date of earliest event reported: April 15, 2004)

                                  DynTek, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     1-11568                  95-4228470
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

18881 Von Karman Avenue, Suite 250       Irvine, California         92612
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (949) 955-0078

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 7. Exhibits.

      (c)   Exhibits.

            99.1  Press Release dated April 15, 2004 of the Registrant.

Item 12. Disclosure of Results of Operations and Financial Condition.

      On April 15, 2004, DynTek, Inc. issued a press release announcing its preliminary guidance for 3rd Quarter ended March 31, 2004, and reporting upon the status of ongoing operations of the Registrant. A copy of that release is furnished as Exhibit 99.1 to this Report.

      The information in this Current report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 19343, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2004                         DYNTEK, INC.

                                              By: /s/ James Linesch
                                                  ------------------------------
                                                  Name:  James Linesch
                                                  Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                             Description
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99.1                  Press Release, dated April 15, 2004, of the Registrant